EXHIBIT 10.30

PROMISSORY NOTE

Principal $300,000.00	Loan Date 03-23-2007	Maturity 06-23-2010	Loan No.	Call / Cell 04AO/5/B10	Account 2920	Officer SMB	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	OURPET’S COMPANY 1300 EAST STREET FAIRPORT HARBOR, OH 44077	Lender:	FIRSTMERIT BANK, N.A. COMMERCIAL BANKING #36300 7800 REYNOLDS ROAD MENTOR, OH 44060 (440) 953-2173

Principal Amount: $300,000.00	Date of Note: March 23, 2007

PROMISE TO PAY. OURPET’S COMPANY (“Borrower”) promises to pay to FIRSTMERIT BANK, N.A. (“Lender”), or order, in lawful money of the United States of America, the principal amount of Three Hundred Thousand & 00/100 Dollars ($300,000.00), together with interest on the unpaid principal balance from March 23, 2007, until paid in full.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule: 3 monthly consecutive interest payments, beginning April 23, 2007, with interest calculated on the unpaid principal balances at an interest rate of 7.600% per annum; 35 monthly consecutive principal and interest payments of $9,362.28 each, beginning July 23, 2007, with interest calculated on the unpaid principal balances at an interest rate of 7.600% per annum; and one principal and interest payment of $9,362.14 on June 23, 2010, with interest calculated on the unpaid principal balances at an interest rate of 7.600% per annum. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: FIRSTMERIT BANK, N.A.: COMMERCIAL BANKING #36300; 7800 REYNOLDS ROAD; MENTOR, OH 44060.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 7.000% of the regularly scheduled payment or $35.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding a 6.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. After maturity, or after this Note would have matured had there been no default, the Default Rate Margin will continue to apply to the final interest rate described in this Note. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

PROMISSORY NOTE

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Adverse Change.    A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity.    Lender in good faith believes itself insecure.

Cure Provisions.    If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS.    Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.    Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.    Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.    This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Ohio without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Ohio.

CHOICE OF VENUE.    If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of LAKE County, State of Ohio.

CONFESSION OF JUDGMENT.    Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys’ fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment.

DISHONORED ITEM FEE.    Borrower will pay a fee to Lender of $33.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.    To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

FEE PROVISION.    UPON RECEIPT OF BILLING FROM LENDER, I AGREE TO PAY A LOAN FEE OF $500.00.

CROSS DEFAULT.    IT SHALL ALSO BE AN EVENT OF DEFAULT HEREUNDER IF BORROWER FAILS TO PERFORM OR COMPLY WITH ANY TERM, PROVISION OR CONDITION OF ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT EVIDENCING, SECURING OR SUPPORTING ANY INDEBTEDNESS OWING FROM BORROWER TO LENDER.

LINE OF CREDIT.    THIS NOTE EVIDENCES A STRAIGHT LINE OF CREDIT. ONCE THE TOTAL AMOUNT OF PRINCIPAL HAS BEEN ADVANCED, BORROWER IS NOT ENTITLED TO FURTHER LOAN ADVANCES. ADVANCES UNDER THIS NOTE, AS WELL AS DIRECTIONS FOR PAYMENT FROM BORROWER’S ACCOUNTS, MAY BE REQUESTED ORALLY OR IN WRITING BY BORROWER OR BY AN AUTHORIZED PERSON. LENDER MAY, BUT NEED NOT, REQUIRE THAT ALL ORAL REQUESTS BE CONFIRMED IN WRITING. BORROWER AGREES TO BE LIABLE FOR ALL SUMS EITHER: (A) ADVANCED IN ACCORDANCE WITH THE INSTRUCTIONS OF AN AUTHORIZED PERSON OR (B) CREDITED TO ANY OF BORROWER’S ACCOUNTS WITH LENDER. THE UNPAID PRINCIPAL BALANCE OWING ON THIS NOTE AT ANY TIME MAY BE EVIDENCED BY ENDORSEMENTS ON THIS NOTE OR BY LENDER’S INTERNAL RECORDS, INCLUDING DAILY COMPUTER PRINT-OUTS. LENDER WILL HAVE NO OBLIGATION TO ADVANCE FUNDS UNDER THIS NOTE IF: (A) BORROWER OR ANY GUARANTOR IS IN DEFAULT UNDER THE TERMS OF THIS NOTE OR ANY AGREEMENT THAT BORROWER OR ANY GUARANTOR HAS WITH LENDER, INCLUDING ANY AGREEMENT MADE IN CONNECTION WITH THE SIGNING OF THIS NOTE; (B) BORROWER OR ANY GUARANTOR CEASES DOING BUSINESS OR IS INSOLVENT; (C) ANY GUARANTOR SEEKS, CLAIMS OR OTHERWISE ATTEMPTS TO LIMIT, MODIFY OR REVOKE SUCH GUARANTOR’S GUARANTEE OF THIS NOTE OR ANY OTHER LOAN WITH LENDER; (D) BORROWER HAS APPLIED FUNDS PROVIDED PURSUANT TO THIS NOTE FOR PURPOSES OTHER THAN THOSE AUTHORIZED BY LENDER; OR (E) LENDER IN GOOD FAITH BELIEVES ITSELF INSECURE.

SUCCESSOR INTERESTS.    The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.    Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: FIRSTMERIT BANK, N.A., COMMERCIAL BANKING #36300; 7800 REYNOLDS ROAD, MENTOR, OH 44060.

GENERAL PROVISIONS.    If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or Intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether

PROMISSORY NOTE

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as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

NOTICE: FOR THIS NOTICE “YOU” MEANS THE BORROWER AND “CREDITOR” AND “HIS” MEANS LENDER.

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

OURPET’S COMPANY

By:	/S/ STEVEN TSENGAS
STEVEN TSENGAS, President of OURPET’S COMPANY